UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 18, 2008


                        Greater Asia Realty Holdings, Ltd.
                 -----------------------------------------------
                 (Exact Name of Company as Specified in Charter)



             Delaware                    000-52695
--------------------------------- ------------------------ ---------------------
  (State or Other Jurisdiction of  (Commission File No.)       (IRS Employer
          Incorporation)                                     Identification No.)

                       c/o Tay Chong Weng, M-3-19 Plaza Damas,
                     Sri Hartamas, Kuala Lumpur, Malaysia 50480
         ----------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip Code)

Company's telephone/facsimile number             (603) 2178-4947
Company's email address                          tcwkl@hotmail.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        GREATER ASIA REALTY HOLDINGS, LTD.

       This Current Report on Form 8-K is filed by Greater Asia Realty Holdings, Ltd, a Delaware corporation (the "Registrant"), in connection with the items set forth below.

Item 5.05 Amendment to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of February 18, 2008, the Registrant's Board of Directors approved a Code of Ethics, applicable to all employees, directors, and officers, including the Registrant's principal executive officer, principal financial officer and principal accounting officer or controller, a copy of which is filed as Exhibit 14.1 hereto.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT
NO.         DESCRIPTION
-------     --------------
14.1        Code of Ethics



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GREATER ASIA REALTY HOLDINGS, LTD.
                               (Registrant)


                               By: /s/ TAY CHONG WENG
                                   ---------------------------------------
                                   Name: Tay Chong Weng
                                   Title: President and Chief Executive Officer

Dated: February 19, 2008

                                EXHIBIT INDEX.

EXHIBIT
NO.         DESCRIPTION
-------     --------------
14.1        Code of Ethics